Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of June 1, 2021 (the “Effective Date”), by and among Stabilis Solutions, Inc., a Florida corporation (the “Issuer”) and TGB Equipment Leasing, LLC, a Texas limited liability company (the “Holder”).

RECITALS

WHEREAS, this Agreement is made in connection with the transactions (the “Transactions”) contemplated by the Asset Purchase and Sale Agreement by and among the Issuer, the Holder, HR Nu Blu Energy, LLC, a Texas limited liability company, and solely with respect to certain obligations related therein, Dustin Bailey, an individual residing in the State of Texas, dated as of May 25, 2021 (the “Purchase Agreement”);

WHEREAS, in consideration of the mutual benefits to be derived from the Transactions, the Issuer and the Holder desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

AGREEMENT

1 Certain Definitions. In addition to the terms defined above and elsewhere in this Agreement, the following terms shall be construed to have the meanings set forth or referenced below.

(a) “Affiliate” means, with respect to a specified person, any other person that directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such specified person. For the purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(b)    “Board” means the Board of Directors of the Issuer.

(c) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

per share.

(d)    “Common Stock” means the common stock of the Issuer, par value $0.001

(e) “Registrable Securities” means the Shares and any Common Stock issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has become effective, or has been declared effective by the SEC, and it has been disposed of pursuant to such effective registration statement, (b) such Registrable Security has been sold or transferred by the Holder pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (c) such Registrable Security is eligible to be sold without restriction under Rule 144 (or any similar provision then in force under the Securities Act), (d) such Registrable Security is held by a Person that is not the Holder, or (e) such Registrable Security ceases to be outstanding.

(f)    “SEC” means the Securities and Exchange Commission.

(g)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(h)    “Selling Expenses” means all underwriting fees, discounts and selling commissions applicable to the sale of Registrable Securities.

(i) “Shares” means the shares of Common Stock issued to the Holder pursuant to this Agreement.

(j) “Shelf Registration Statement” means a Registration Statement of the Issuer filed with the SEC on Form S-1 or Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

(k) “Suspension Event” means any of (a) the Issuer or any of its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required if such registration statement were used (but would not be required if such registration statement were not used) and the Board determines in good faith that such disclosure would be materially detrimental to the Issuer, (b) the Board determines that a postponement is in the best interest of the Issuer and its stockholders generally due to a pending transaction involving the Issuer (including a pending securities offering by the Issuer), or (c) the Issuer has experienced some other material non-public event or is in possession of material non- public information concerning the Issuer, and the Board determines in good faith that such disclosure would be materially detrimental to the Issuer.

(l) “Trading Day” means a day on which the Common Stock is quoted for trading on a Trading Market.

(m) “Trading Market” means the Nasdaq Stock Market, or any other recognized exchange or automated quotation system, including the OTC Marketplace, over-the- counter bulletin boards or exchanges, on which the Common Stock is quoted for trading on the applicable date.

2.    Registration Rights.

2.1 Initial Registration. As promptly as reasonably practicable, but in no event later than the date that is one year following the closing of the Transactions, the Issuer shall prepare and file with the SEC a Shelf Registration Statement (on Form S-3 if then eligible) to

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permit the public resale of all of the Registrable Securities in accordance with the terms of this Agreement. The Issuer shall use its commercially reasonable efforts to cause such Shelf

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Registration Statement to be declared effective by the SEC as soon as reasonably practicable after the initial filing of the Shelf Registration Statement, but in no event more than two (2) Business Days after the date that is thirty (30) days following the filing thereof (or ninety (90) days following the filing thereof if the SEC notifies the Issuer that it will “Review” the Shelf Registration Statement). The Shelf Registration Statement shall provide for the resale of the Registrable Securities pursuant to any method or combination of methods legally available to, and requested by the Holder. To the extent the initial Shelf Registration Statement is not made on Form S-3, the Issuer shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Shelf Registration Statement on Form S-3 to replace the initial Shelf Registration Statement and use its best efforts to cause such subsequent Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter. The SEC shall use its commercially reasonable efforts to cause any Shelf Registration Statement filed pursuant to this Section 2.1 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holder until all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Such Shelf Registration Statement when effective (and all documents incorporated therein by reference) shall comply in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or, in the case of any prospectus contained in such Registration Statement, shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

2.2 Additional Demand Registration. Subject to the provisions hereof, if at any time the Issuer ceases to be eligible under applicable law to register resales of Registrable Securities on a Shelf Registration Statement, the Holder shall have the right to require the Issuer to file a Registration Statement registering for sale all or part of the Registrable Securities of the Holder under the Securities Act (an “Additional Demand Registration”) by delivering a written request therefor to the Issuer (i) specifying the number of Registrable Securities to be included in such registration and (ii) containing all information about the Holder required to be included in such Registration Statement in accordance with applicable law. As soon as practicable after the receipt of such demand, the Issuer shall use commercially reasonable efforts to effect such registration (including appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities that the Issuer has been so requested to register. The Issuer shall not be obligated to effect more than one Additional Demand Registration pursuant to this Agreement.

2.4 Issuer Undertakings. With respect to any registration statement filed pursuant to Sections 2.1 or 2.2 of this Agreement to register the resale of Registrable Securities (each, a “Registration Statement”), the Issuer shall (a) use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably practicable after such filing; (b) use its commercially reasonable efforts to cause such Registration Statement to remain effective at all times thereafter until the date when all of the Registrable Securities registered thereunder have been disposed of by the Holder; and (c) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement (including documents filed pursuant to the Securities Exchange Act of

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1934, as amended, and the rules and regulations promulgated thereunder, and incorporated by

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reference into such Registration Statement) and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in this sentence above; provided that, before filing such Registration Statement or prospectus or any amendments or supplements thereto, the Issuer will furnish to the Holder copies of all such documents proposed to be filed reasonably in advance of such filing, which documents will be subject to review of the Holder.

2.5 Registration Procedures. With respect to the registration of the resale of Registrable Securities under a Registration Statement filed pursuant to this Section 2, the Issuer shall:

(a) furnish to the Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included therein (including any preliminary prospectus) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities;

(b) use its commercially reasonable efforts to comply with all applicable securities laws in the U.S. and to register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by the Holder; provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(c) notify the Holder, at any time when a prospectus relating to the resale of the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such Registration Statement is not compliant with applicable securities laws or contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Issuer will promptly prepare and file with the SEC, and furnish to the Holder a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will be compliant with applicable securities laws or will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, as applicable;

(d) use commercially reasonable efforts to cause all Registrable Securities to be sold in such offering to be listed on each Trading Market on which the Common Stock is then listed;

(e) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC; and

(f) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related

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prospectus or suspending the qualification of any securities included therein for sale in any jurisdiction, use commercially reasonable efforts to obtain the prompt withdrawal of such order.

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2.6 Information Supplied. It shall be a condition precedent to the obligations of the Issuer to take any action to register the resale of the Registrable Securities that the Holder shall furnish the Issuer with such information regarding the Holder that is pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities as the Issuer may from time to time reasonably request. The Holder agrees to promptly furnish to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by the Holder not misleading.

2.7    Expenses.

(a) Except as expressly provided in this Section 2.7, the Issuer shall pay all reasonable Registration Expenses relating to any Registration Statement. “Registration Expenses” shall mean any and all fees and expenses incident to the Issuer’s performance of or compliance with this Section 2, including (i) SEC, Trading Market or Financial Industry Regulatory Authority, Inc. registration and filing fees and all related listing fees, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Issuer, and (vi) fees and disbursements of all independent public accountants and fees and expenses of other Persons, including special experts, retained by the Issuer. The Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

(b) Notwithstanding the foregoing, the provisions of this Section 2.7 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made.

2.8    Restrictions on Registration and Disposition.

(a) Notwithstanding any other provision of this Agreement, the Issuer shall not be required to file a registration statement (or any amendment thereto) or effect any offering for so long as, (i) any event of the kind described in Section 2.5(c) or (ii) a Suspension Event, is occurring. The Issuer shall not be entitled to exercise its right of suspension or postponement, as the case may be, pursuant to this Section 7.8(a) for more than an aggregate of 180 days in any
12-month period.

(b) The Holder agrees that, upon receipt of any notice from the Issuer of the happening of (i) any event of the kind described in Section 2.5(c) or (ii) a Suspension Event, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until the Holder’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 2.5(c) or written notice from the Issuer that such Registration Statement is effective again and no amendment or supplement is needed.

(c) The Holder shall not, during the period ending one year after the Effective Date, (i) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the Holder in

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accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale

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or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (A) in connection with participation in any underwritten offering of Common Stock effected pursuant to this Agreement, (B) in connection with the filing of any Registration Statement effected pursuant to this Agreement, and (C) distributions of shares of Common Stock to members, partners or stockholders of the Holder; provided, that in the case of any distribution pursuant to clause (C), each distribution shall be made in compliance with Section 3.7 hereof and each distributee shall agree in writing to be bound by and subject to the terms set forth in this Section 2.8(c) as if such distributee was a Holder.

2.9    Indemnification.

(a) To the fullest extent permitted by law, the Issuer will indemnify and hold harmless the Holder participating, its directors and officers, and each other Person who controls or is controlled by the Holder and its Affiliates and their respective directors, officers, members, managers and general and limited partners (collectively, the “Holder Indemnified Parties”) against any losses, claims, damages and liabilities, joint or several, to which any Holder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened in writing in respect thereof) (“Claims”) arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or any prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Issuer or authorized by it in writing for use by the Holder or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Issuer shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information prepared and furnished to the Issuer by the Holder expressly for use therein or by the Holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; and provided, further, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Issuer, which consent shall not be unreasonably withheld or delayed; and provided, further, that the Issuer will not be liable to any Holder Indemnified Party pursuant to this Section 2.9 to the extent that any Claim for which such Holder Indemnified Party is seeking indemnification relates to a sale of Registrable Securities in violation of Section 2.8.

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(b) To the fullest extent permitted by law, the Holder will indemnify and hold harmless the Issuer and its directors and officers and each other Person who controls or is controlled by the Issuer and its Affiliates and their respective directors, officers, members,

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managers and general and limited partners against all Claims and expenses arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Issuer or authorized by it in writing for use by the Holder or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Holder shall only be liable in any such case only to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission is made in conformity with written information prepared and furnished to the Issuer by the Holder or the Holder’s agent expressly for use therein or by the Holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; provided, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; and provided, further, that the liability of the Holder hereunder will be limited to the amount of net proceeds received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the Issuer of any Claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment, based upon advice of counsel, a conflict of interest between such indemnified party and the indemnifying party may exist with respect to such Claim, permit the indemnifying party to assume the defense and settlement of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without its consent (but such consent will not be unreasonably withheld). Anything to the contrary appearing in this Agreement notwithstanding, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If the indemnifying party assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense. All fees and expenses of counsel to any indemnified party required to be paid by the indemnifying party shall be paid as incurred.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Registrable Securities by the Holder. If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable

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by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by the Holder exceed the amount of the net proceeds received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement.

3.    Miscellaneous.

3.1 Termination. This Agreement shall terminate at such time as there are no Registrable Securities outstanding. No termination pursuant to this Section 3.1 will affect the right of any party to sue for any breach by the other party (or parties).

3.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Issuer shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Registrable Securities.

3.3 Entire Agreement. This Agreement, together with the Purchase Agreement and the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.4 Notices. Any and all notices, requests, consents, or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by hand or via email or facsimile prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered by hand or via email or facsimile on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph, provided, that notice provided to a transferee of the Holder shall be given to the Holder at the address provided pursuant to Section 3.7:

If to Issuer:    with a copy to:

Stabilis Solutions, Inc.    Thompson & Knight LLP
11750 Katy Freeway, Suite 900    811 Main Street, Suite 2500
Houston, Texas 77079    Houston, Texas 77002
Attention: James C. Reddinger, CEO    Attention: Stephen Grant
Email: jim.reddinger@stabilis-solutions.com    Email: Stephen.grant@tklaw.com

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If to Holder:    with a copy to:

HR Nu Blu Energy, LLC    Email: george@highrollergroup.com
1008 Southview Circle
Center, TX 75935
Attention: Dustin Bailey
Email: dustin@highrollergroup.com

3.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Issuer and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Holder may assign any or all of its rights under this Agreement to any Person to whom the Holder assigns or transfers any Registrable Securities, provided, that (a) the Issuer is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (b) each such transferee agrees to be bound by this Agreement.

3.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 2.9.

3.9    Governing Law; Venue; Waiver of Jury Trial.

(a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

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(b) EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BROUGHT

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AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN WILMINGTON, DELAWARE. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE WILMINGTON, DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

(c) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

3.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

3.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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3.13 Replacement of Share Certificates. If any certificate or instrument evidencing any Common Stock is mutilated, lost, stolen or destroyed, the Issuer shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Issuer for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Common Stock.

3.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of parties will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ISSUER:

STABILIS SOLUTIONS, INC.

                     By:
Name: Andrew L. Puhala
Title:     ChiefFinancial Officer

Signature Page to Registration Rights Agreement

HOLDER:

TGB EQUIPMENT LEASING, LLC

By:
Name:     Dustin Bailey
Title: Manager

Signature Page to Registration Rights Agreement